IndexIQ ETF Trust

IQ Merger Arbitrage ETF

(the “Fund”)

Supplement dated April 1, 2024 (“Supplement”) to the Fund’s

Summary Prospectus and Prospectus, each dated August 31, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

Effective June 3, 2024, the following changes will be made to the Summary Prospectus and Prospectus:

1.	The “Principal Investment Strategies” section is revised as follows:

a.	In the first paragraph, the fourth sentence is deleted in its entirety and replaced with the following:

To be included in the Underlying Index, the announced transaction must be classified as friendly with the target company’s board recommending that shareholders accept the offer and meet minimum size, liquidity and spread requirements. In addition, for transactions that involve an exchange of stock, the Underlying Index includes short exposure to the stock expected to be received by shareholders of the target company.

b.	After the first paragraph, the following is added as a new paragraph:

The Underlying Index reconstitutes and rebalances monthly and component securities are weighted based on their market capitalization ranking, with a maximum component weight of 7.5% at the time of rebalance. Component securities are removed from the Underlying Index when (i) the transaction closes, (ii) the transaction is terminated or abandoned, if more than one year has elapsed since the transaction’s announcement, or (iii) if the transaction no longer meets the Underlying Index’s spread and price requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

MEMNA16a-04/24